ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.

500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000

ANNUAL REPORT
OCTOBER 31, 1996



LETTER TO SHAREHOLDERS
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

December 12, 1996

Dear Shareholder:

Throughout most of 1996, U.S. bond market returns have been subdued. The market has reacted negatively to stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise rates to slow economic growth. Across all major sectors of the bond market, shorter-duration securities have outperformed longer-term securities as interest rates for all maturities have increased. Outside of the U.S., many governments continued to pursue policies of economic reform which supported higher bond prices.

INVESTMENT RESULTS
In spite of sluggish domestic bond market returns, non-U.S. bond markets continued their strong performance over the past six months. We are pleased to report that Alliance Global Strategic Income Trust was well positioned to capitalize on these gains and posted strong positive returns. For the six months ended October 31, 1996, Class A shares returned 11.18% on a net asset value basis, which compares with 5.29% for the unmanaged Lehman Brothers Aggregate Bond Index, and 7.39% for the Lipper Average of Multi-Sector Income Funds. The 38 funds in the Lipper peer group have investment objectives that are generally similar to that of the Global Strategic Income Trust. We are pleased to report that since inception (January 9, 1996), Class A shares have had a total return of 17.31%, which compares quite favorably with returns of both the Lehman and Lipper benchmarks, which returned 5.85% and 12.45%, respectively from January 1 through October 31.

ECONOMIC REVIEW
Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. Following first quarter GDP growth of 2.0%, the economy gained strength in the second quarter, led by a rapidly improving labor market. Employment gains averaged 272,000 per month and total hours worked climbed by an annualized 5.7%. Consumer confidence remained elevated and real household spending continued to grow at a healthy clip. These factors combined to produce "overheated" GDP growth for the second quarter of 4.7%.

Recent economic data depicts an economy that has slowed sharply. Overall GDP growth has declined to a modest 2.0%, dragged down by a deceleration in consumer spending. The annualized gain in retail sales of merchandise measured only 0.4% during the third quarter while construction spending dropped 5.8% from second quarter levels. On the production side, industrial production growth slowed to an annualized 4.3%, from 6.6% in the second quarter.

The Japanese economy produced what proved to be an unsustainably large growth rate of 12.2% in the first quarter of 1996. Growth has since slowed precipitously, and the Japanese authorities have continued their policy of leaving official interest rates at the extremely low level of 0.50%. To ensure that the Japanese economic recovery will be sustainable, authorities are willing to err on the cautious side, potentially leaving rates too low for too long. Two consequences have arisen in direct response to this policy of artificially low rates in Japan. First, the Japanese yen has continued to weaken, falling by another 8.5% over the past six months. Second, these low rates have created a large build-up of liquidity which has spilled over into the global markets, improving investment returns in many different asset classes.

The strong performance of both the Australian and Canadian markets has been most impressive given the relatively poor performance of the U.S. Treasury market. Historically, the Australian and Canadian markets have not performed well in an environment of low Treasury prices. However, lower growth and inflation rates combined with drastic fiscal tightening and improvements in their respective trade accounts have allowed for significant interest rate cuts in Australia and Canada, even though the U.S. Federal Reserve has not lowered U.S. rates at all. In fact, official rates in Canada are currently more than 2.0% below rates in the U.S. Given the high unemployment rates and large output gaps in these markets, we believe inflation will remain controlled. Therefore, Australian and Canadian securities should continue to outperform U.S. debt.


1



ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. This has brought about a period of severe fiscal retrenchment in Europe, even though many of their economies remain sluggish. With fiscal policy so restrained, monetary policy, in the form of lower interest rates, has been the only macroeconomic tool authorities have to stimulate growth. This combination of tight fiscal policy and loose monetary policy has led to stronger bond markets and weaker currencies. The U.S. dollar has performed quite well against the core European currencies over the last six months and we anticipate a continuation of this for the foreseeable future.

As European nations get closer and closer to forming a single currency, their bond yields have begun to converge. We believe that monetary union will, in fact, take place over the next few years and that this convergence will continue. From time-to-time, market volatility is likely to lead to short-term divergence in European yield spreads, and we will look to opportunistically add to the portfolio's positions during these periods.

INVESTMENT OUTLOOK
Overall, we think the non-dollar bond markets will continue to outperform the U.S. Treasury market into 1997. Thus, the portfolio currently has significant exposure to the European bond markets. However, if the Clinton Administration and Congress pass a credible balanced budget for the next several years, the domestic fixed income market will be revived. If a balanced budget is passed, the portfolio's exposure to the U.S. market will be increased accordingly.

The economic fundamentals in the U.S., however, continue to be the strongest of any country in the developed world. Low unemployment, high capacity utilization rates, and GDP growth very close to potential are restraining bond market returns in the U.S. European, Australian, and Canadian fixed income markets offer greater potential for price appreciation at this time.


GEOGRAPHIC DIVERSIFICATION OF PORTFOLIO HOLDINGS as of October 31, 1996

LATIN/SOUTH AMERICA 13.68%

NORTH AMERICA 33.38%

EASTERN EUROPE/RUSSIA 16.07%

AUSTRALIA 8.61%

WESTERN EUROPE 28.26%


Our outlook for global bond markets includes a positive environment for developing market debt. In Mexico and Argentina, the success of economic programs undertaken since the peso devaluation two years ago has led to lower inflation, improving current account deficits and growing investor confidence. We believe these factors should support higher bond prices in these markets in the future.

Current economic indicators are equally encouraging in Russia. Reserves have increased considerably in the past two years and the current account surplus continues to grow. We expect the impact of market-oriented reforms to be more noticeable in 1997 and to produce further price appreciation for Russian securities.


2



ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

Thank you for your continued interest and investment in Alliance Global Strategic Income Trust. We look forward to reporting to you again on market activity and investment results.

Sincerely,

John D. Carifa
Chairman and President

Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

Alliance Global Strategic Income Trust seeks to provide high current monthly income and, secondarily, capital appreciation. The Trust invests in a wide variety of fixed income markets including U.S. government and agency securities, U.S. corporate securities, U.S. dollar-denominated government bonds of emerging countries and non-U.S. dollar-denominated bonds of developed and emerging markets.


INVESTMENT RESULTS
_______________________________________________________________________________

TOTAL RETURNS AND YIELDS AS OF OCTOBER 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . Since Inception*           +17.31%        +12.33%
 . SECYield**                  +7.22%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . Since Inception*           +14.47%        +11.47%
 . SECYield**                  +6.82%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . Since Inception*           +14.47%        +13.47%
 . SECYield**                  +6.82%


The total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares--with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4) and Class C (1% year 1). Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: January 9, 1996, Class A; March 25, 1996, Class B & C.
**   Yields are for the 30-day period ended October 31, 1996.


4



ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
$10,000 INVESTMENT OVER LIFE OF FUND:
1/9/96 TO 10/31/96

$11,300
$11,100
$10,900
$10,700
$10,500
$10,300
$10,100
$9,900
$9,700
$9,500

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
CLASS A: $11,232

LIPPER MULTI SECTOR INCOME FUNDS AVERAGE
$10,692

LEHMAN BROS GOV'T BOND INDEX
$10,342

1/9/96          10/31/96


This chart illustrates the total value of an assumed $10,000 investment in Class A shares as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from an initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gains or losses in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds with an average maturity of approximately 10 years.

The Lipper Multi-Sector Income Funds Average reflects performance of 38 funds with investment objectives that are generally similar to that of Alliance Global Strategic Income Trust.

When comparing Alliance Global Strategic Income Trust to the indices shown above, remember that sales charges and expenses are not reflected in the performance of the Lehman Brothers index and sales charges are not reflected in the performance of the Lipper average.


Alliance Global Strategic Income Trust
Lehman Bros Gov't Bond Index
Lipper Multi Sector Income Funds Average


5



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-3.4%
GOVERNMENT OBLIGATION-3.4%
Republic of Argentina
  Pensioner-Bocon Series 1 FRN
  3.36%, 4/01/07 (a)
  (cost $124,792)                         ARS       204       $  129,394

AUSTRALIA-9.1%
GOVERNMENT OBLIGATIONS-9.1%
Republic of Australia
  8.75%, 8/15/08 (a)                      AU$       250          217,528
  13.00%, 7/15/00 (a)                               140          132,854
Total Australian Securities
  (cost $339,950)                                                350,382

CANADA-4.3%
GOVERNMENT OBLIGATION-4.3%
Government of Canada
  8.00%, 6/01/23 (a)
  (cost $149,463)                         CA$       200          165,927

CZECH REPUBLIC-3.7%
CORPORATE DEBT OBLIGATIONS-3.7%
ING Baring Securities
  11.00%, 5/29/97 (b)                     CZK     1,375           50,943
International Bank For Reconstruction
  & Development
  11.50%, 10/09/97 (a)                            2,500           93,042
Total Czech Republic Securities
  (cost $142,472)                                                143,985

DENMARK-2.0%
GOVERNMENT OBLIGATION-2.0%
Kingdom of Denmark
  8.00%, 11/15/01 (a)
  (cost $72,214)                          DKK       400           75,254

FINLAND-5.9%
GOVERNMENT OBLIGATION-5.9%
Republic of Finland
  7.25%, 4/18/06 (a)
  (cost $212,170)                         FIM     1,000          228,572

FRANCE-1.5%
GOVERNMENT OBLIGATION-1.5%
Government of France
  Principal Strip
  7.46%, 4/25/23 (a) (c)
  (cost $58,387)                          FRF     2,000           58,688

ITALY-5.9%
GOVERNMENT OBLIGATIONS-5.9%
Republic of Italy
  9.50%, 2/01/01 (a)                      ITL   200,000          141,824
  9.50%, 5/01/01 (a)                            120,000           85,419
Total Italian Securities
  (cost $217,091)                                                227,243

MEXICO-2.4%
GOVERNMENT OBLIGATIONS-2.4%
Mexican Treasury Bill
  30.75%, 7/31/97 (a) (c)                 MXP       405           41,458
  33.55%, 12/26/96 (a) (c)                          440           52,373
Total Mexican Securities
  (cost $99,444)                                                  93,831

SPAIN-5.0%
GOVERNMENT OBLIGATION-5.0%
Government of Spain
  10.10%, 2/28/01 (a)
  (cost $188,879)                         ESP    22,000          191,771


6



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SWEDEN-5.4%
GOVERNMENT OBLIGATION-5.4%
Government of Sweden
  10.25%, 5/05/00 (a)
  (cost $198,807)                         SEK     1,200       $  206,231

UNITED KINGDOM-4.2%
GOVERNMENT OBLIGATION-4.2%
U.K. Treasury Gilts
  7.50%, 12/07/06
  (cost $160,334)                         GBP       100          161,326

UNITED STATES-53.0%
CORPORATE DEBT OBLIGATIONS-13.9%
Cemex, S.A.
  12.75%, 7/15/06 (a) (d)                 US$       100          108,375
Farmers Insurance Exchange
  8.63%, 5/01/24                                    150          152,946
Home Holdings Inc.
  7.75%, 12/15/98 (a)                               100           73,000
  8.625%, 12/15/03 (a)                               50           17,250
Mc-Cuernavaca Trust
  9.25%, 7/25/01 (a) (d)                            203          181,885
                                                              -----------
                                                                 533,456

U.S. GOVERNMENT OBLIGATIONS-9.9%
U.S. Treasury Note
  6.25%, 10/31/01                                   180          181,266
  7.00%, 7/15/06 (a)                                190          198,550
                                                              -----------
                                                                 379,816

SOVEREIGN DEBT OLIGATIONS-23.7%
BULGARIA-3.4%
Republic of Bulgaria Tranche A FRN
  6.69%, 7/28/24 (a)                                260          131,544

HUNGARY-2.8%
National Bank of Hungary
  8.875%, 11/01/13                        US$       100          107,662

MEXICO-2.6%
United Mexican States FRN
  7.69%, 8/06/01 (a) (d)                            100          100,030

PANAMA-2.6%
Republic of Panama FRN IRB
  3.50%, 7/17/14 (d)                                150           98,625

PERU-3.9%
Republic of Peru PDI WI
  8.00%, 1/24/97 (d)                                250          150,937

RUSSIA-3.8%
Vneshekonombank
  3.25%, 12/31/25                                   200          146,500

VENEZUELA-4.6%
Republic of Venezuela Series A
  6.75%, 3/31/20 (a) (e)                            250          177,500
                                                              -----------
                                                                 912,798

OTHER SOVEREIGN DEBT OBLIGATIONS-3.3%
Morgan Guaranty Trust Indexed to Poland PDI
  8.00%, 1/24/97 (a)(f)                              70           71,589
Morgan Guaranty Trust
  Indexed to Poland Treasury Bill
  21.35%, 1/08/97 (a) (f)                            60           52,606
                                                              -----------
                                                                 124,195


7



ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

                                                SHARES
COMPANY                                     OR CONTRACTS    U.S. $ VALUE
-------------------------------------------------------------------------
PREFERRED STOCK-2.2%
Connecticut Light & Power Co. (a)                 2,000       $   84,750

PUT OPTION PURCHASED-0.0%
Brazil Real
  expiring November 1996 @ 1.09                       1               60
Total United States Securities
  (cost $1,945,490)                                            2,035,075

TOTAL INVESTMENTS-105.8%
  (cost $3,909,493)                                           $4,067,679
Other assets less liabilities-(5.8%)                            (223,491)

NET ASSETS-100%                                               $3,844,188


(a) Securities, or portion thereof, with an aggregate market value of $2,983,163 have been segregated to collateralize forward exchange currency contracts.

(b) The redemption value of the security is indexed to the spread between the Czech Crown and the U.S. dollar exchange rate.

(c)  Annualized yield to maturity at purchase date.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to $639,852 or 16.6% of net assets.

(e)  Security trades with oil warrants expiring 4/15/20.

(f) The redemption value of this security is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.

     Glossary:
     FRN - Floating Rate Note.
     IRB - Interest Reduction Bond.
     PDI - Past Due Interest Bond.
     WI  - When Issued.

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $3,909,493)             $4,067,679
  Cash                                                                   3,442
  Receivable for capital stock sold                                    100,312
  Interest receivable                                                   91,593
  Receivable for investment securities sold                             67,500
  Unrealized appreciation of forward exchange currency contracts         7,607
  Deferred organization expenses                                       126,753
  Total assets                                                       4,464,886

LIABILITIES
  Payable for investment securities purchased                          516,903
  Advisory fee payable                                                  22,715
  Dividend payable                                                      10,159
  Distribution fee payable                                               1,677
  Accrued expenses and other liabilities                                69,244
  Total liabilities                                                    620,698

NET ASSETS                                                          $3,844,188

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $      355
  Additional paid-in capital                                         3,645,058
  Distributions in excess of net investment income                     (22,498)
  Accumulated net realized gain on investments and foreign
    currency transactions                                               55,128
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                        166,145
                                                                    $3,844,188

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($2,294,576/
    211,946 shares of capital stock issued and outstanding)             $10.83
  Sales Charge--4.25% of public offering price                             .48
  Maximum offering price                                                $11.31

  CLASS B SHARES
  Net asset value and offering price per share ($799,774/
    73,879 shares of capital stock issued and outstanding)              $10.83

  CLASS C SHARES
  Net asset value and offering price per share ($749,838/
    69,263 shares of capital stock issued and outstanding)              $10.83


See notes to financial statements.


9



STATEMENT OF OPERATIONS
JANUARY 9, 1996* TO OCTOBER 31, 1996
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $903)      $ 167,277
  Dividends                                                 3,858      $171,135

EXPENSES
  Advisory fee                                             12,613
  Distribution fee - Class A                                4,196
  Distribution fee - Class B                                1,483
  Distribution fee - Class C                                1,346
  Custodian                                                98,981
  Administration                                           89,000
  Audit and legal                                          50,202
  Amortization of organization expenses                    24,517
  Transfer agency                                          16,098
  Directors' fees                                          15,751
  Registration                                              4,517
  Printing                                                  3,302
  Miscellaneous                                             1,838
  Total expenses                                          323,844
  Less expenses waived and assumed by Adviser
    (see Note B)                                         (289,911)
  Net expenses                                                           33,933
  Net investment income                                                 137,202

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                           55,128
  Net realized gain on foreign currency transactions                      5,273
  Net change in unrealized appreciation of:
    Investment transactions                                             158,141
    Foreign currency denominated assets and liabilities                   8,004
  Net gain on investments                                               226,546

NET INCREASE IN NET ASSETS FROM OPERATIONS                             $363,748


*    Commencement of operations.
     See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS
JANUARY 9, 1996* TO OCTOBER 31, 1996
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                              $ 137,202
  Net realized gain on investments and foreign currency transactions 60,401 Net change in unrealized appreciation of investments and
    foreign currency denominated assets and liabilities.               166,145
  Net increase in net assets from operations                           363,748

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                           (139,600)
    Class B                                                            (13,366)
    Class C                                                            (12,007)

CAPITAL STOCK TRANSACTIONS
  Net increase                                                       3,545,413
  Total increase                                                     3,744,188

NET ASSETS
  Beginning of period                                                  100,000
  End of period                                                     $3,844,188


*    Commencement of operations.
     See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Strategic Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. Prior to commencement of operations on January 9, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares for the aggregate amount of $100,000 on December 18, 1995.

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first period after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $151,270 have been deferred and are being amortized on a straight-line basis through January 2001.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


12



ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

7. RECLASSIFICATION OF NET ASSETS
As of October 31, 1996, the Fund reclassified certain components of net assets. The reclassification resulted in a net decrease to accumulated net realized gain on invest-ments and foreign currency transactions of $5,273 and a net increase to distributions in excess of net investment income of $5,273. This reclassification was the result of permanent book to tax differences, primarily resulting from foreign currency. Net assets were not affected by the reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.90%, 2.60% and 2.60% of the daily average net assets for the Class A, Class B and Class C shares respectively.

For the period ended October 31, 1996, such reimbursement amounted to $174,798. In addition, the Adviser has waived its fees in the amount of $12,613. Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended October 31, 1996, the Adviser agreed to waive administrative fees in the amount of $89,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the period ended October 31, 1996 the transfer agent agreed to waive fees in the amount of $13,500.

For the period ended October 31, 1996, the distributor received no front-end sales charges for Class A shares and no contingent deferred sales charges on redemptions of Class B shares.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,025 for Class B shares. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $8,312,023 and $5,134,945 respectively, for the period ended October 31, 1996. There were purchases of $1,039,489 and sales of $660,779 of U.S. Government and government agency obligations for the period ended October 31, 1996.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1996, the Fund had outstanding forward exchange currency contracts, as follows:

                                CONTRACT    VALUE ON     U.S. $    UNREALIZED
                                 AMOUNT   ORIGINATION   CURRENT   APPRECIATION
                                  (000)       DATE       VALUE   (DEPRECIATION)
                                --------  -----------  --------  --------------
FOREIGN CURRENCY BUY CONTRACTS
Canadian Dollars,
  expiring 12/16/96                 209     $155,953   $155,986       $  33
Deutsche Marks,
  expiring 11/25/96-1/27/97         404      267,935    267,359        (576)
Italian Lira,
  expiring 11/4/96              390,000      257,426    257,214        (212)
Japanese Yen,
  expiring 1/27/97               10,485       94,036     93,261        (775)
Spanish Pesetas,
  expiring 11/4/96               11,682       91,624     91,574         (50)
Swedish Krona,
  expiring 11/4/96                1,350      205,517    205,446         (71)


14



ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

                                CONTRACT    VALUE ON     U.S. $    UNREALIZED
                                 AMOUNT   ORIGINATION   CURRENT   APPRECIATION
                                  (000)       DATE       VALUE   (DEPRECIATION)
                                --------  -----------  --------  --------------
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars,
  expiring 11/7/96-11/22/96         452     $358,838   $357,905     $   933
Canadian Dollars,
  expiring 12/16/96                 209      152,889    155,986      (3,097)
Deutsche Marks,
  expiring 11/25/96-1/27/97         772      517,076    511,316       5,760
Finnish Markka,
  expiring 11/21/96               1,005      219,508    221,996      (2,488)
French Francs,
  expiring 1/28/97                  272       53,033     53,403        (370)
Italian Lira,
  expiring 11/4/96-12/4/96      780,000      513,214    513,880        (666)
Japanese Yen,
  expiring 1/12/98               10,485      108,822     97,953      10,869
Spanish Paseta,
  expiring 11/4/96-11/25/96      36,364      283,824    284,870      (1,046)
Swedish Krona,
  expiring 11/4/96-12/4/96        2,700      409,872    410,998      (1,126)
Swiss Franc,
  expiring 1/6/97                   207      165,235    164,746         489
                                                                    --------
                                                                    $ 7,607


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1996.

At October 31, 1996, the cost of securities for federal income tax purposes was $3,909,493. Accordingly, gross unrealized appreciation of investments was $210,877 and gross unrealized depreciation of investments was $52,691, resulting in net unrealized appreciation of $158,186 (excluding foreign currency transactions).

NOTE E: CAPITAL STOCK
There are 9,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000 authorized shares. Transactions in capital stock were as follows:


                                                  SHARES              AMOUNT
                                             ---------------    ---------------
                                               JAN. 9,1996*        JAN. 9,1996*
                                                     TO                  TO
                                               OCT. 31,1996        OCT. 31,1996
                                             ---------------    ---------------
CLASS A
Shares sold                                        253,587          $2,571,898
Shares issued in reinvestment of dividends           4,140              42,969
Shares redeemed                                    (55,781)           (570,111)
Net increase                                       201,946          $2,044,756


                                             MARCH 25,1996**    MARCH 25,1996**
                                                     TO                  TO
                                               OCT. 31,1996        OCT. 31,1996
                                             ---------------    ---------------
CLASS B
Shares sold                                         78,358            $822,339
Shares issued in reinvestment of dividends             107               1,138
Shares redeemed                                     (4,586)            (47,937)
Net increase                                        73,879            $775,540

CLASS C
Shares sold                                         74,590            $781,283
Shares issued in reinvestment of dividends             117               1,225
Shares redeemed                                     (5,444)            (57,391)
Net increase                                        69,263            $725,117


*    Commencement of operations.
**   Commencement of distribution.


16



FINANCIAL HIGHLIGHTS
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                          CLASS A       CLASS B       CLASS C
                                       ------------  ------------  ------------
                                         JANUARY 9,    MARCH 25,     MARCH 25,
                                          1996(a)       1996(b)       1996(b)
                                            TO            TO            TO
                                       OCT. 31,1996  OCT. 31,1996  OCT. 31,1996
                                       ------------  ------------  ------------
Net asset value, beginning of period     $10.00        $ 9.97        $ 9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                 .69           .41           .39
Net realized and unrealized gain
  on investments and foreign
  currency transactions                     .95          1.01          1.03
Net increase in net asset value
  from operations                          1.64          1.42          1.42

LESS: DIVIDENDS
Dividends from net investment income       (.81)         (.56)         (.56)
Net asset value, end of period           $10.83        $10.83        $10.83

TOTAL RETURN
Total investment return based on
  net asset value(e)                      17.31%        14.47%        14.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $2,295           800           750
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         1.90%(f)      2.60%(f)      2.60%(f)
  Expenses, before waivers/
    reimbursements                        19.20%(f)     19.57%(f)     19.49%(f)
  Net investment income                    8.36%(f)      7.26%(f)      7.03%(f)
Portfolio turnover rate                     282%          282%          282%


(a)  Commencement of operations.

(b)  Commencement of distribution.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived/reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.


17



REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Strategic Income Trust, Inc., (the "Fund"), including the portfolio of investments, as of October 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from January 9, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Strategic Income Trust, Inc. at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from January 9, 1996 to October 31, 1996, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP
New York, New York
December 12, 1996


18



ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

20